Offerings - Offering: 1	Jul. 31, 2025 USD ($) shares $ / shares
Offering:
Fee Previously Paid	false
Other Rule	true
Security Type	Equity
Security Class Title	Common Stock
Amount Registered | shares	968,650
Proposed Maximum Offering Price per Unit | $ / shares	10.30
Maximum Aggregate Offering Price	$ 9,977,095
Fee Rate	0.01531%
Amount of Registration Fee	$ 1,527.49
Offering Note	Plus an indeterminate number of shares which may be required to be issued or may be issued pursuant to the antidilution provisions of the plan for stock splits, stock dividends or similar transactions.The registrant calculates the proposed maximum aggregate offering price in accordance with Rule 457(c), based on the last trading price on the NYSE American on July 29, 2025.